UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2021

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On March 16, 2021, FirstEnergy Corp. (“FirstEnergy” or the “Company”) entered into a Director Appointment and Nomination Agreement (the “Agreement”) with Carl C. Icahn, Andrew Teno, Jesse Lynn, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP and Beckton Corp (collectively, the “Icahn Group”).

Pursuant to the Agreement, the Company’s board of directors (the “Board”) has agreed to, effective as of March 18, 2021: (i) increase the size of the Board from 12 to 14 directors, resulting in a total of two vacancies; and (ii) appoint Andrew Teno and Jesse Lynn (the “Icahn Designees”) to serve as directors of the Company to fill such vacancies, each with a term expiring at the Company’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). The Company has agreed to appoint (i) Mr. Teno to serve as a member of the Board’s Audit Committee and its sub-committee overseeing the assessment and implementation of potential changes in FirstEnergy’s compliance program, and (ii) Mr. Lynn to serve as a member of the Board’s Independent Review Committee and the Demand Review Committee. The Company has also agreed to nominate each of the Icahn Designees for election as directors of the Company at the 2021 Annual Meeting, and to use its reasonable best efforts (including the solicitation of proxies) to obtain the election of each of the Icahn Designees at the 2021 Annual Meeting.

In addition, until March 1, 2022, the Company and the Icahn Group will each use all reasonable efforts (including the exhaustion of all available appeals processes) to, among other matters, obtain all Regulatory Approvals (as defined in the Agreement) necessary to permit the Icahn Designees (and any replacement designees) to remain a director of the Company (or to rejoin the Board, as applicable), to vote at meetings of the Board or any Board committee and to take the other actions contemplated by the Agreement. Until such time as all Regulatory Approvals are obtained, no Icahn Designee (or replacement designee) serving as a member of the Board will have the right to vote at any meeting of the Board or any Board committee.

In connection with their appointment to the Board, the Board determined that each of Mr. Teno and Mr. Lynn qualifies as an independent director under the listing rules of the New York Stock Exchange. The Icahn Designees will receive the same compensation as the Company’s other non-employee directors, which is described in the Company’s definitive proxy statement for its 2020 annual meeting of shareholders on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2020. The Company expects to enter into a Director and Officer Indemnification Agreement with each of Mr. Teno and Mr. Lynn prior to March 18, 2021. The form of Director and Officer Indemnification Agreement was previously filed with the SEC on May 16, 2018 as Exhibit 10.1 to the Company’s Current Report on Form 8-K and is incorporated herein by reference.

In the event the Icahn Designees are unable or otherwise cease to serve on the Board, the Agreements provide a mechanism for the Icahn group to designate a substitute director acceptable to the Board to be appointed to the Board for the remainder of the term of such Icahn Designee.

If at any time the Icahn Group ceases to hold a “net long” position (as defined in the Agreement) in at least: (i) three percent (3%) of the total outstanding common shares of the Company, the Icahn Group will cause one Icahn Designee to promptly resign from the Board and any committee of the Board on which he or she then sits; and (ii) one and one-half percent (1.5%) of the total outstanding common shares of the Company, the Icahn Group will cause each Icahn Designee to promptly resign from the Board and any committee of the Board on which he or she then sits.

Further, during the applicable term of the Agreement, the Company generally agreed (i) not to create a separate executive committee of the Board or any other committee with functions similar to those customarily granted to an executive committee, (ii) not to form any new committee without offering at least one Icahn Designee the opportunity to be a member of such committee, and (iii) that, with respect to any Board consideration of appointment and employment of named executive officers, specified transactions, and certain other matters such voting with respect thereto shall take place only at the full Board level or in committees of which one of the Icahn Designees is a member.

From the date of the Agreement until the later of (i) 30 days before the last day of the nomination deadline for shareholders to nominate candidates for the annual meeting following the 2021 Annual Meeting and (ii) 30 days after such date as no Icahn Designee is on the Board and the Icahn Group has no right to designate a replacement designee (such period, the “Standstill Period”), the Icahn Group has agreed to vote all common shares of the Company that it or its affiliates have the right to vote in favor of the election of directors nominated and recommended by the Board for election and otherwise in accordance with the recommendations of the Board, subject to certain exceptions and early termination upon certain specified events. The Icahn Group has also agreed to certain customary standstill and mutual non-disparagement restrictions during the Standstill Period, subject to certain exceptions and early termination upon certain specified events. In addition, as long as the Icahn Group has a “net long” position, as defined in the Agreement, in at least one and one-half percent (1.5%) of the total outstanding common shares of the Company, the Company will not adopt a rights plan designed to increase the cost to a potential acquirer which includes a triggering threshold below 10.0% of the then-outstanding common stock through the issuance of new rights, common stock or preferred shares, unless such right plan exempts the Icahn Group up to a beneficial ownership of 9.99%. The Agreement will terminate and be of no further force or effect at such time, if any, following the 2021 Annual Meeting that (i) no Icahn Designee serves on the Board and (ii) the Icahn Group is no longer entitled to designate a replacement designee for any Icahn Designee; except that the customary standstill and mutual non-disparagement restrictions will terminate at the end of the Standstill Period.

Pursuant to the Agreement, the Company and the Icahn Group have also entered into a confidentiality agreement, the form of which is included as Exhibit C to the Agreement. Pursuant to the Agreement, the Company and the Icahn Group also agreed to negotiate in good faith and enter into a customary registration rights agreement by no later than July 1, 2021, with respect to the common shares of the Company beneficially owned by the Icahn Group, which shall include the terms set forth in Exhibit D to the Agreement.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the matters included under Item 1.01 are incorporated into this Item 5.02 by reference.

Item 7.01    Regulation FD Disclosure.

On March 16, 2021, the Company issued a press release announcing the execution of the Agreement and the appointments of Mr. Teno and Mr. Lynn to the Board, which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Director Appointment and Nomination Agreement, dated March 16, 2021, by and among the Icahn Group and FirstEnergy
99.1	Press Release issued by FirstEnergy Corp. dated March 16, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the results of our ongoing internal investigation matters and evaluation of our controls framework and remediation of our material weakness in internal control over financial reporting; the risks and uncertainties associated with government investigations regarding Ohio House Bill 6 and related matters including potential adverse impacts on federal or state regulatory matters including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, maintaining financial flexibility, overcoming current uncertainties and challenges associated with the ongoing governmental investigations, executing our transmission and distribution investment plans, controlling costs, improving our credit metrics, strengthening our balance sheet and growing earnings; economic and weather conditions affecting future operating results, such as a recession, significant weather events and other natural disasters, and associated regulatory events or actions in response to such conditions; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the extent and duration of COVID-19 and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, volatile capital and credit markets, legislative and regulatory actions, the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; the potential of non-compliance with debt covenants in our credit facilities due to matters associated with the government investigations regarding Ohio House Bill 6 and related matters; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our SEC filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

FirstEnergy expressly disclaims any current intention to update or revise, except as required by law, any forward-looking statements contained herein or the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 16, 2021

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer